SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 21, 2003

Ramsay Youth Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13849	63-0857352

(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

Columbus Center, One Alhambra Place, Suite 750, Coral Gables, Florida	33134

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (305) 569-6993

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release (the “Release”) that Ramsay Youth Services, Inc. (the “Registrant”) issued on March 21, 2003 reporting its earnings for the fourth quarter and full year ended December 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Release of Ramsay Youth Services, Inc. – March 21, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMSAY YOUTH SERVICES, INC

Date: March 25, 2003	By: /s/ Marcio C. Cabrera

Marcio C. Cabrera Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Ramsay Youth Services, Inc. – March 21, 2003

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